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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement of Hudson Valley Holding Corp. on Form S-8 of our report dated January 24, 2000, appearing in the Hudson Valley Bank Corp.'s registration statement on Form 10/A (File No. 000-30525).

Deloitte & Touche LLP
Stamford, Connecticut
December 18, 2000